UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2020

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2020, the Board of Directors (the “Board”) of Thor Industries, Inc. (the “Company”) elected William J. Kelley Jr. as a director of the Company and as a member of the Compensation and Development Committee and the Audit Committee of the Board. Mr. Kelley, who currently serves as Executive Vice President and Chief Financial Officer of TreeHouse Foods, Inc., will hold office until the 2020 annual meeting of shareholders and until his successor is elected and qualified.

Mr. Kelley will participate in the Company’s compensation arrangements for independent non-employee directors of the Company, as further described in the Company’s Proxy Statement under “Director Compensation.” This compensation generally consists of an annual cash retainer of $170,000, payable quarterly, reimbursement of relevant expenses and an annual award of restricted stock units, which vest on the first anniversary of the date of grant. The Company will indemnify Mr. Kelley from liability related to his service to the same extent as its other non-employee directors.

The Company is unaware of any arrangements or understandings between Mr. Kelley and any other person pursuant to which he was elected as a director of the Company and he has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the election of Mr. Kelley is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

99.1	Press release, dated November 2, 2020, issued by the Company
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date:	November 03, 2020	By:	/s/ W. Todd Woelfer
		Name:	W. Todd Woelfer
		Title:	Senior Vice President,
General Counsel and Secretary